PROJECT PROFILE
Curtis Apartments Worcester, MA

_________________ PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $97.5 million initial phase of the redevelopment of Curtis Apartments located in Worcester, MA. Originally built in 1950 to provide affordable housing for veterans following World War II, Curtis Apartments is the second-oldest property in the Worcester Housing Authority portfolio and houses approximately 1,300 residents. Curtis Apartments Phase I is the first phase of a larger redevelopment project, which once completed will replace all the existing public housing units and add 155 workforce housing units.

Curtis Apartments Phase I will replace 90 existing public housing units and add 39 newly constructed affordable units. The project consists of two elevatored buildings and ground floor community space. The redevelopment will also include infrastructure and site improvements, along with landscaped open space for residents. The entire Curtis Apartments campus is adjacent to Great Brook Valley Park and is near a variety of amenities, including public transit and retail.

_________________ HIT ROLE

HIT will invest a total $13.06 million in MassHousing long-term, tax- exempt bonds for the development of Curtis Apartments Phase I. Under the Massachusetts Housing Initiative, launched in 2007, the HIT has financed 42 projects in the Commonwealth.

_________________ SOCIAL IMPACT	In addition to the economic impacts below, all 129 units at the development will be subject to income restrictions with set-asides ranging from 30% to 80% of area median income.

ECONOMIC IMPACT OF INVESTMENT

HIT Investment $13.1 Million	Total Development Cost $97.5 Million	129 Units (100% affordable)	681,270 Hours of Union Construction Work Generated	$27.4 Million Tax revenue generated	$169.5 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Curtis Apartments – Worcester, M

“We at the Worcester-Fitchburg Building Trades Council applaud the tremendous effort being made to create 129 new units of affordable housing at the historic Curtis Apartments while creating construction career opportunities and fostering economic growth. That’s real impact! Curtis Apartments demonstrates how Labor’s capital is being put to work to address our housing crisis and generate work hours for our members.”

- Jorge Rivera, President

Worcester-Fitchburg Building Trades Council

____________________ ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union- friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

09/2024

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